                                                                  EXHIBIT 10.18

                               PROMISSORY NOTE

$24,000,000.00                                                     April 1, 1992


         FOR VALUE RECEIVED, FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("Borrower"), promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC"), the sum of TWENTY-FOUR MILLION AND NO/100 DOLLARS ($24,000,000.00), or so much thereof as shall be advanced by GECC from tine to time under that Loan Agreement of even date herewith between GECC and Borrower (the "Loan Agreement"), with interest on the unpaid balance of such amount from the date of the initial disbursement (the "Initial Disbursement") of the loan (the "Loan") evidenced hereby, at the rate or rates of interest specified herein. This Note is secured or to be secured by a First Deed of Trust and Security Agreement (the "Mortgage") on two (2) retirement communities (together the "Projects" and each individually, a "Project") described as follow.:

         (a) Weatlake Hills Retirement Community, a retirement community consisting of approximately 150 independent residential living units, 30 assisted living units, and a 90-bed skilled/intermediate care health center on 14.003 acres located at 1034 Capital Parkway, Austin, Texas 78746, including parking for 212 automobiles; and

         (b) The Broadway Plaza at Cityview, a retirement community consisting of approximately 126 independent residential living units, 88 villas, 40 assisted living units, and a 120-bed skilled/intermediate care health center on 20.013 acres located at 5301 Bryant Irvin Road, Fort Worth, Texas 76132, including parking for 355 automobiles;

and more particularly described in the Mortgage (the Mortgaged Property") and by other security given or to be given to GECC as collateral for the Loan (collectively, the "Other Security Documents").

         Interest only on the outstanding balance of principal of this Note shall be payable monthly on the first day of each month beginning May 1, 1992 and continuing to and including the first day of the month in which Income Achievement (as defined in the Loan Agreement) occurs, at the Contract Index Rate (as hereinafter defined); commencing the first day of the first month immediately following Income Achievement and continuing on the first day of each month thereafter to and including March 1, 1999, installments of principal and interest shall be payable in the amount of the sum of (a) all accrued but unpaid interest hereon, plus (b) the amount of the corresponding principal increment in an amortization of the principal balance hereof in equal monthly installments of principal and interest over twenty-five (25) years (commencing with the first principal and interest installment) at the Contract Index Rate from time to time in effect; the amount of each principal increment shall be recomputed for the remainder of the amortization period at each change in the Contract Index

Rate. A final payment of the Maturity Obligations (as hereinafter defined) shall be payable on March 31, 1999 (the "Maturity Date"). Interest at the Contract Index Rate shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date of the Initial Disbursement or the date of the preceding interest installment due date, as the case may be, to the date of the next interest installment due date or the Maturity Date.

         As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder and under the Mortgage and the Other Security Documents, including, as applicable, the Profits Participation and Right of First Refusal Agreement and Assignment of even date herewith between Borrower and GECC (the "Profits Agreement"), as hereinafter defined.

         As used herein, "Loan Year" shall mean the period between the date hereof and March 31, 1993 for the first Loan Year and the period between each succeeding April 1 and March 31 until the Maturity Date.

         As used herein, "Contract Index Rate" shall mean the rate of interest equal to two percent (2%) per annum in excess of the higher of either the "Prime Rate" or the "Commercial Paper Rate," as hereinafter defined.

         As used herein, "Prime Rate" shall mean the highest prime rate (or base rate) reported in the Money Rates column or section of The Wall Street Journal published on the second business day of the month preceding the month in which a payment of interest and/or principal is due on the Loan, as having been the rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) as of the first calendar day of such month for which such rate is published. In the event The Wall Street Journal ceases publication of the Prime Rate, the "Prime Rate" shall mean the prime rate (or base rate) announced by Bankers Trust Company, New York, New York (whether or not such rate has actually been charged by such bank). In the event such bank discontinues the practice of announcing the Prime Rate, the "Prime Rate" shall mean the highest rate charged by such bank on short-term, unsecured loans to its most creditworthy large corporate borrowers.

         As used herein, "Commercial Paper Rate" shall mean the highest discount rate reported in the Money Rates column or section of The Wall Street Journal (the "Published Rate"), published on the second business day of the month preceding the month in which a payment of interest and/or principal is due on the Loan, as having been the rate in effect for "high-grade unsecured notes having 90-day maturities, sold through dealers by mayor Corporations in multiples of One Thousand Dollars ($1,000)" (whether or not such notes have actually been sold by such dealers at such rates) as of the first calendar day of each month, for which such rate is published, adjusted to a per annum rate by applying the following formula:


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


         (Published Rate)        times 1000 = X
          --------------
         (       4      )


         (       X      )        times 4 = "Commercial Paper Rate"
          ---------------
         (   1000 - X   )


         In the event The Wall Street Journal (i) publishes more than any one Prime Rate or Published Rate, the higher or highest of such rates shall apply, or (ii) publishes a retraction or correction of any such rate, the rate reported in such retraction or correction shall apply.

         All payments due under this Note are payable at P. O. Box 302771, Atlanta, Georgia 30368-0771 or at such other place as GECC or other holder hereof shall notify Borrower in writing.

         All payments received by GECC on this Note shall be applied by GECC as follows fires, to the payment of delinquency or "late" charges, if any; second, to accrued and unpaid interests and third, to the reduction of principal.

         Borrower may prepay this Note in whole, but not in part, in the event of any third party sale of the Projects, or any refinancing of the Loan, upon ten (10) day prior written notice to GECC and on any regularly scheduled interest payment due date, by paying the principal balance of, and all accrued but unpaid interest under, this Note, and any Net Profit Participation due under the Profits Agreement GECC reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment or final payment, to be by wired federal funds or other immediately available funds.

         The provisions contained herein and in the Mortgage and Other Security Documents giving GECC the right to participate in the proceeds of the sale or increase in the appraised value of the Mortgaged Property in addition to the right to receive repayment of the Maturity Obligations in full, represent additional consideration for the Loan and shall not be deemed to create a joint venture or partnership arrangement between GECC and Borrower, it being Borrower's intention that the transaction will be a loan and not a joint venture or partnership and the transaction shall not be deemed to be an agreement by GECC to share in any losses incurred by Borrower or to be responsible for any liabilities of Borrower to third parties.

         In the event Borrower fails to pay any installment of interest or any principal on this Note for five (5) days after the same shall become due, whether by acceleration or otherwise, GECC may, at its option, impose a delinquency or late charge on Borrower, payable upon demand, equal to the greater of:

         (a)     Five percent (5%) per annum in excess of the Contract Index
Rate (the





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

                 "Delinquency Rate") that would have been applicable to a then current installment as provided elsewhere in this Note, as if such installment had been made when due, computed from the date said payment was due and payable to the date of receipt of such installment by GECC in good and immediately available funds, or

         (b) Five percent (5%) of the amount of such past due payment (the "Late Charge"), notwithstanding the date on which such payment is actually paid to GECC;

provided, however, that if any such late charge under subsections (a) or (b) hereof is not recognized as liquidated damages for such delinquency (as contemplated by Borrower and GECC), is demand to be interest and, then added to all other interact contracted for, charged or received on the indebtedness evidenced by this Note, is in excess of the amount permitted to be charged to Borrower under applicable law, GECC shall be entitled to collect a late charge only in the amount which, when added to such other interest, would not exceed interest at the highest rate permitted by law, and any interest actually collected by GECC in excess of such lawful amount shall be deemed a payment in reduction of the principal amount then outstanding under this Note and shall be so applied.

         In the event of any conflict between the provisions of this Note and those of the Mortgage, the Other Security Documents or any other agreement relating to the Loan, the provisions of this Note shall govern.

         In the event Borrower fails to pay any installment of interest or any principal on this Note for five (5) days after the same shall become due or upon the happening of any "Event of Default" as defined in the Mortgage or any of the Other Security Documents, then and in any such event GECC may at its option declare the entire unpaid balance of this Note, together with interest accrued hereon, to be immediately due and payable and GECC may proceed to exercise any rights or remedies that it may have under the Mortgage, under the Other Security Documents, under this Note or under any other agreement relating to the Loan or such other rights and remedies which GECC may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to GECC by paying the Maturity Obligations, with interest at the Delinquency Rate accruing from the date such acceleration is declared, plus any applicable prepayment premium, or if no prepayment is then permitted, a prepayment premium equal to five percent (5%) of the unpaid balance of the loan.

         In the event this Note is turned over to an attorney at law for collection after default, in addition to the Maturity Obligations, GECC shall be entitled to collect all costs of collection, including but not limited to attorneys' fees incurred in connection with protection of or realization of collateral or in connection with any of GECC's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such coats and expenses shall be payable on demand and shall also be secured by the Mortgage and the Other Security Documents.





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


         No failure on the part of GECC or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a notation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which GECC may have, whether by the laws of the State of Texas, by agreement, or otherwise; and Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         Borrower, for itself and its heirs, successors and assigns, and each endorser or guarantor of this Note, for its heirs, successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Reform Act of 1978, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

         If Borrower consists of more than one (1) person, corporation or other entity, the obligations and liabilities of such persons, corporation or other entities under this Note and under the Mortgage and the Other Security Documents shall be joint and several, and the word "Borrower" shall mean all or some or any of them.

         It is the intention of the parties to conform strictly to applicable usury laws from time to time in force, and all agreements between Borrower and GECC, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to GECC or the holder hereof, or collected by GECC or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Mortgage or in any Other Security Documents, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provisions hereof or of the Mortgage or any Other Security Documents, at the time performance of such provision shall be due, shall involve transcending





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

the limit of validity prescribed or permitted by law, including judicial determination, then ipso facto, obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances GECC or any other holder hereof shall ever receive any amount deemed interest by applicable law which would exceed interest at the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby and outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between GECC and Borrower and any endorser or guarantor of this Note.

         Borrower shall not be personally liable for the repayment of any of the principal of or interest due under this Note or for any deficiency judgment which GECC any obtain after foreclosure on its collateral after default by Borrower, provided, however, that Borrower and any general partner of Borrower shall not be exonerated or exculpated for any deficiency, loss or damage suffered by GECC as a result of the failure by Borrower to comply with any of the terms or conditions of the Mortgage or any of the Other Security Documents (other than the provisions relating to the payment of principal, interest or late charges), including but not limited to losses resulting from: (i) Borrower's failure to perform its obligation to properly account to GECC as mortgagee for any proceeds of insurance or condemnation proceeds as required by the Mortgage; (ii) Borrower's failure to comply with provisions of the Mortgage prohibiting the sale or further encumbering of the collateral; (iii) Borrower's attempt to interfere with GECC's rights under the Assignment of Rents and Leases (herein so called) of even date herewith from Borrower to GECC, or any other assignment of rents granted or any letter of credit issued in connection with the Loan; (iv) Borrower's failure to apply proceeds of rents and other income of the collateral toward the coats of maintenance and operation of the Mortgaged Property and to the payment of taxes, lien claims, insurance premiums and debt service and other indebtedness to the extent that the Mortgage or Other Security Documents require such rents and income to be so applied; (v) Borrower's entering into or modifying leases in violation of the provisions of the Mortgage or the Assignment of Rents and Leases; (vi) Borrower's collection of rentals for periods of more than one month in advance under lease of the Mortgaged Property; (vii) the receipt by Borrower of monies in connection with the modification of any existing or future lease or the entering into of a new lease in violation of the applicable provisions of the Mortgage or the assignment of Rents and Leases; (viii) damage or destruction to the Mortgaged Property, including its electrical, plumbing, heating or air-conditioning systems or its elevators, except as a result of casualty; (ix) Borrower's





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

failure to pay for any lose, liability, damage, coat or expense (including attorneys' fees) incurred by GECC in connection with any order, consent decree, settlement, judgment or verdict arising from the deposit, storage, disposal, burial, dumping, injecting, spilling, leaking, or other placement or release in, on or from the Mortgaged Property of asbestos or a "hazardous substance" as defined in 42 U.S.C. Section 9601, et seq., as amended from time to time, or any other toxic or hazardous waste or waste products; (x) Borrower's failure to pay for any loss, liability or expense (including attorney's fees) incurred by GECC arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Note or the transactions contemplated hereby establish a joint venture or partnership arrangement between Borrower and GECC; (xi) any failure on the part of Borrower to comply with any local, state or federal laws or regulations governing the operation of the Projects as nursing homes and personal care facilities, including but not limited to the requirements of the Texas Department of Health, the Texas Department of Human Services, or the United States Department of Health and Human Services, and any requirements under Medicare (Title XVIII of the Social Security Act of 1965) or Medicaid (Title XIX of the Social Security Act of
1965); or (xii) any liability for professional malpractice or negligence relating to the operation of the Projects; and provided further, that the foregoing limitations on Borrower's personal liability with respect to principal and interest shall not impair the validity of the indebtedness secured by GECC's collateral, or the lien on or security interest in the collateral, or the right of GECC as mortgagee or secured party to foreclose and/or enforce the collateral after default by Borrower in the event any party shall have guaranteed all or part of the Loan by separate written guaranty, none of the foregoing limitations on Borrower's personal liability for payment of principal and interest shall modify, diminish or discharge the personal liability of any such guarantor as set forth in any such written guaranty.
None of the foregoing limitations on Borrower's personal liability shall modify, diminish or discharge the personal liability of Borrower or any individual under the Hazardous Substances Indemnity Agreement executed and delivered by Borrower of even date herewith or under any indemnification provisions of the Mortgage or any of the Other Security Documents. Nothing herein shall be deemed to be a waiver of any right which GECC may have under sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 to file a claim for the full amount of the debt owing to GECC by Borrower or to require that all collateral shall continue to secure all of the indebtedness owing to GECC in accordance with this Note, the Mortgage and the Other Security Documents.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN TEXAS. Borrower hereby submits to personal jurisdiction in the State of Texas for the enforcement of Borrower's obligations hereunder and under the Mortgage and the Other Security Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within the State of Texas for the purposes of litigation to enforce such obligation of Borrower. In the event such litigation is commenced, Borrower agrees that, in addition to any other manner provided by applicable law or court rule, service of process may be made and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required by applicable law to commence such litigation upon Borrower's appointed Agent for Service of Process in the State of Texas, which Agent Borrower hereby designates to be:

                                           CT Corporation
                                         350 North St. Paul
                                        Dallas, Texas 75201

         IN WITNESS WHEREOF, Borrower, intending to bo legally bound hereby, has caused this Note to be duly executed under seal the day and year first above written.
                                        FORT AUSTIN LIMITED PARTNERSHIP,
                                        a Texas limited partnership-

                                        By:     FORT AUSTIN ASSOCIATES LIMITED
                                                PARTNERSHIP, a Texas limited
                                                partnership, General Partner

                                        By:     ARC FORT AUSTIN PROPERTIES,
                                                INC., a Tennessee
                                                corporation, Managing General
                                                Partner


                                                By: /s/ James H. Drass, Jr.
                                                    ---------------------------
                                                       James H. Drass, Jr.
                                                       Senior Vice President

                          THIRD RENEWAL, EXTENSION AND
                             MODIFICATION AGREEMENT

     This Third Renewal, Extension and Modification Agreement (this "AGREEMENT") is executed as of October 31, 1994 between AMERICAN RETIREMENT CORPORATION, a Tennessee corporation, ARC FORT AUSTIN PROPERTIES, INC., a Tennessee corporation, and FORT AUSTIN ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership (collectively, "GUARANTORS" and each a "GUARANTOR"), FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("BORROWER") and GENEL COMPANY, INC., an Oregon corporation ("GENEL").


                                    RECITALS:

     A. GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC") and Borrower entered into the Loan Agreement dated as of April 1, 1992 (the "ORIGINAL LOAN AGREEMENT"), in which GECC made a loan (the "LOAN") to Borrower in the amount of TWENTY FOUR MILLION AND NO/100 DOLLARS ($24,000,000.00) as evidenced by the Promissory Note of even date therewith, in the stated principal amount of $24,000,000, executed by Borrower and payable to the order of GECC as therein provided (the "NOTE");

     B. The indebtedness evidenced by the Note is secured by, among other things, (i) the First Deed of Trust and Security Agreement dated as of April 1, 1992 (the "DEED OF TRUST"), executed by Borrower to Michael R. Boulden, Trustee, recorded at Volume 10585, Page 1351, et seq., of the Real Property Records of Tarrant County, Texas, and at Volume 11656, Page 0625, et seq., of the Real Property Records of Travis County, Texas, and encumbering (a) the real property and improvements described therein and known as the Broadway Plaza at Cityview Retirement Community located in the City of Fort Worth, Tarrant County, Texas ("BROADWAY") and (b) the real property and improvements known as the Summit at Westlake Retirement Community in the City of Austin, Travis County, Texas ("SUMMIT") (collectively, the "MORTGAGED PROPERTY"), and (i) Assignment of Rents and Leases dated April 1, 1992 (the "ASSIGNMENT OF RENTS"), executed by Borrower and recorded in Volume 10585, Page 1435, et seq., of the Real Property Records of Tarrant County, and in Volume 11656, Page 0665, et seq., of the Real Property Records of Travis County, Texas, assigning to GECC all of the rents and leases of the Mortgaged Property;

     C. American Retirement Corporation, a Tennessee corporation ("ORIGINAL GUARANTOR") executed and delivered to GECC the Guarantee, dated as of April 1, 1992, guaranteeing to GECC the payment and performance of certain obligations and liabilities of Borrower under the Loan and the Security Documents (the "ORIGINAL GUARANTEE");

     D. The Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents, the Original Guarantee, and all other documents or instruments evidencing, governing, securing, or


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



otherwise pertaining to the Loan are collectively referred to herein as the "ORIGINAL SECURITY DOCUMENTS";

     E. GECC, Borrower and Guarantor entered into the First Modification Agreement dated May 27, 1993 (the "FIRST MODIFICATION"), recorded in Volume 11097, Page 1062, et. seq., of the Real Property Records of Tarrant County, Texas, and in Volume 11954, Page 2231, et. seq., of the Real Property Records of Travis County, Texas, modifying and amending the Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents and the other Original Security Documents;

     F. GECC and GENEL entered into the Assignment of Note, Liens and Other Security Documents, dated as of June 14, 1994, whereby GECC assigned all of its right, title and interest in the Original Security Documents to GENEL, and GENEL became the owner and holder of the Note, "Beneficiary" of the Deed of Trust, and became substituted in all respects for GECC under the Assignment of Rents and the other Original Security Documents;

     G. GENEL, Borrower and Guarantor entered into the Second Renewal, Extension and Modification Agreement dated as of June 14, 1994 (the "SECOND MODIFICATION"), recorded in Volume 11620, Page 0230, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0555, et seq., of the Real Property Records of Travis County, Texas, modifying and amending the Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents and Other Security Documents and providing for, among other things, financing by GENEL for Borrower's acquisition and development of the Santa Catalina Villas Retirement Community located in the City of Tucson, Pima County, Arizona ("SANTA CATALINA"), the satisfaction of certain second lien indebtedness on Summit and Broadway, and the replacement of the (a) Original Loan Agreement with the Loan Agreement, dated as of June 14, 1994, between GENEL and Borrower (the "FIRST REPLACEMENT LOAN AGREEMENT") (b) the Original Guarantee with the Unconditional Guarantee of Payment and Performance, dated as of July 14, 1994, executed by Guarantors for the benefit of GENEL (the "FIRST REPLACEMENT GUARANTEE"); and

     H. Borrower and Guarantors have requested GENEL to extend additional financing to Borrower for its acquisition of the Parkplace Retirement Community located in the City of Denver, Denver County, Colorado ("PARKPLACE"), The Hampton at Post Oak Road Retirement Community located in the City of Houston, Harris County, Texas ("HAMPTON"), and the Westlake Village Retirement Community located in the City of Westlake, Cuyahoga County, Ohio ("WESTLAKE") and in renewal and execution of second lien indebtedness on Summit and Broadway and certain first lien indebtedness on Santa Catalina, and GENEL has agreed to extend the additional financing subject to, among other conditions, execution and delivery by Borrower of (a) the Loan Agreement of even date herewith between GENEL and Borrower, in substitution for the First Replacement Loan Agreement, with respect to the Loan and the additional financing (the "LOAN AGREEMENT"),
(b) the Guaranty of Payment and Performance of even date herewith executed by Guarantors for the benefit of GENEL, in substitution of the First Replacement Guarantee (the "GUARANTY"), and (c) certain modifications and amendments of the Note, the Deed of Trust and the other Original Security Documents, as amended or replaced to date, as hereinafter



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

provided. As used herein, "SECURITY DOCUMENTS" shall include the Original Security Documents, as modified and replaced by the First Modification, the Second Modification this Agreement, the Guaranty and the Loan Agreement.

                                   AGREEMENTS:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GENEL, Borrower and Guarantors hereby modify and amend the Note, the Deed of Trust, the Assignment of Rents and the other Security Documents as follows:

     1. MODIFICATION OF THE NOTE. The Note is hereby amended and modified as follows:

          (a) RENEWAL AND EXTENSION. The maturity date of the Note, defined in the Note as the "Maturity Date," is hereby modified and extended so that the outstanding principal balance of the Note and all accrued but unpaid interest thereon shall be fully due and payable on October 31, 2001. Prior to default or maturity, interest on the unpaid principal balance of the Note shall continue to be payable as provided in the Note, as it is modified by this Agreement. Borrower hereby renews the indebtedness evidenced by the Note and promises to pay to the order of GENEL the unpaid principal balance of the Note plus all accrued but unpaid interest and charges thereon in accordance with the Note and this Agreement.

          (b) PAYMENT TERMS. The second grammatical paragraph of the Note is amended and restated as follows:

          Interest and principal on this Note shall be payable as follows:

               (1) INTEREST. Commencing November 1, 1994, and continuing on the first day of each month thereafter, to and including October 1, 2001, Borrower shall pay to GENEL in arrears, all accrued and unpaid interest for the immediately preceding month on the outstanding principal balance of this Note at the Contract Index Rate (as hereinafter defined). Interest at the Contract Index Rate shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date of the Initial Disbursement or the date of the preceding interest installment due date, as the case may be, to the date of the next interest installment due date or the Maturity Date.

               (2) PRINCIPAL. In addition to monthly payments of interest hereunder, (i) commencing December 1, 1994 and continuing on the first day of each month thereafter, to and including August 1, 1995, Borrower shall pay to GENEL, in reduction of the principal balance of this Note, NINE THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($9,400.00); and (ii) commencing September 1, 1995 and continuing on the first day of each month thereafter to and including October 1, 2001, Borrower shall pay to GENEL, in reduction of the principal balance of this Note, THIRTY TWO THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($32,800.00); provided, however, that if on the first day of any month, either (A) Debt Service Coverage as defined below but calculated on an interest only basis for the most recent consecutive 90-day period, as determined by GENEL, is less than 1.20:1 or (B) annualized Net Revenues Available for Debt Services (defined below) divided by the then outstanding principal balance of the Note is less than 0.145, then, in addition to regular monthly installments of interest and principal on this Note, Borrower shall pay to GENEL, in reduction of the principal balance of this Note, on the twentieth (20th) day of each month, all Excess Cash Flow (defined below) for the preceding month.

               (3) MATURITY DATE. The entire principal amount of this Note, together with all accrued but unpaid interest thereon, any and all unpaid late charges and interest due at the Delinquency Rate, and all other Maturity Obligations (defined below) shall be due and payable to GENEL on October 31, 2001 (the "MATURITY DATE").

          (c) DEFINED TERMS. Defined terms in the Note are hereby modified and amended effective on the date of this Agreement as follows:

               (1) The definition of "LOAN AGREEMENT" is amended to mean and refer solely to the Loan Agreement dated October 31, 1994 between GENEL and Borrower.

               (2) The definition of "MATURITY OBLIGATIONS" is amended and restated as follows:

                    As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount of this Note and the Promissory Note dated as of October 31, 1994, in the stated principal amount of $49,000,000 executed by Borrower, bearing interest and being payable to the order of GENEL (the "OTHER NOTE"), together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder and under the Mortgage, the Other Security Documents, and all documents evidencing, governing, securing or otherwise pertaining to the indebtedness evidenced by the Other Note.

               (3) The definition of "LOAN YEAR" is amended and restated as follows:

                    As used herein, "LOAN YEAR" shall mean the period between
               the date hereof and October 31, 1995 for the first Loan Year, and the period between each succeeding November 1 and October 31 until the Maturity Date.

               (4) The definition of "CONTRACT INDEX RATE" is amended and restated as follows:

                    As used herein, "Contract Index Rate" shall mean the rate of interest equal to four and five-tenths percent (4.5%) per annum in excess of the GECC Composite Commercial Paper Rate (as hereinafter defined). "GECC COMPOSITE COMMERCIAL PAPER RATE" shall mean the "Average Interest Expense" (as hereinafter defined) on the actual principal amount of the GECC Composite Commercial Paper outstanding for General Electric Capital Corporation ("GECC") for the full fiscal month preceding the interest billing month. "GECC Composite Commercial Paper" shall mean GECC's outstanding commercial paper for terms of nine (9) months or less from sources within the United States but excluding the current portion of GECC's long term debt and GECC Financial Corporation's borrowings and interest expense. "Average Interest Expense" shall mean the percentage obtained by dividing the interest expense on GECC Composite Commercial Paper for such fiscal month by the average daily principal amount of GECC Commercial Paper outstanding during such fiscal month, divided by the actual number of days in such fiscal month and multiplied by the actual number of days in the calendar year. The GECC Composite Commercial Paper Rate shall be determined by GECC and evidenced by a certificate issued by an authorized GECC employee.

          (d) ADDITIONAL DEFINITIONS. The following paragraph is added immediately following the second grammatical paragraph of the Note, as amended and restated above:

               As used herein, the terms "DEBT SERVICE COVERAGE," "EXCESS CASH FLOW" and "NET REVENUES AVAILABLE FOR DEBT SERVICE" shall have the same meanings assigned to such terms in the Loan Agreement. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Loan Agreement.

          (e) The eleventh grammatical paragraph of the Note (fifth grammatical paragraph on page 3 of the Note) is amended and restated as follows:

               Borrower may prepay this Note in whole, but not in part, and only in conjunction with the payment in full of the Other Note, in the event of any third party sale of all of the Mortgaged Property or any refinancing of the Loan, upon ten (10) days prior written notice to GENEL and on any regularly scheduled interest payment due date, by paying GENEL the Maturity Obligations, plus an aggregate prepayment premium allocable to Broadway and Summit, for both this Note and the Other Note, equal to the sum of (i) two percent (2%) of the entire principal amount of any prepayment, if such prepayment is made during the first Loan Year, and (ii) one percent (1%) of the entire principal amount of any prepayment, if such prepayment is made during the second Loan Year, and (iii) zero percent (0%) of the entire principal amount of any prepayment if such prepayment if such prepayment is made after the expiration of the second Loan Year. GENEL reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment or final payment, to be by wired federal funds or other immediately available funds.

          (f) The fifteenth grammatical paragraph of the Note (last grammatical paragraph commencing on page 4 of the Note) is amended and restated as follows:

               If Borrower fails to pay any installment of interest or any principal on this Note or on the Other Note for five (5) days after the same shall become due or upon the happening of any "Event of Default" as defined in the Mortgage or any of the Other Security Documents, then and in any such event GENEL may at its option declare the entire unpaid balance of this Note, together with interest accrued hereon, to be immediately due and payable and GENEL may proceed to exercise any rights or remedies that it may have under the Mortgage, under the Other Security Documents, under this Note or under any other agreement relating to the Loan or such other rights and remedies which GENEL may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to GENEL by paying the Maturity Obligations, with interest at the Delinquency Rate accruing from the date such acceleration is declared, plus any applicable prepayment premium, or if no prepayment is then permitted, a prepayment premium equal to five percent (5%) of the unpaid balance of the Loan.

     2. MODIFICATION OF DEED OF TRUST. The Deed of Trust is hereby modified and amended as follows:

          (a) CROSS-DEFAULT. Section 2.01(v) is amended and restated as follows::

               "; or (v) default when and as the same shall become due and payable of any payment of principal or interest on Promissory Note dated October 31, 1994, in the stated principal amount of $49,000,000 executed by the Grantor, bearing interest and being payable to the order of Genel Company, Inc. as therein provided; whether by maturity or acceleration, which default has continued for a period of five (5) days, except such five (5) day grace period shall not be allowed for payments becoming due and owing by reason of acceleration."

          (b) GENERAL MODIFICATION. The Deed of Trust is further modified to provide that (1) all references therein to the "Note" or the like shall mean the Note, as modified by this Agreement, and (2) all references to the Loan Agreement shall mean and refer solely to the Loan Agreement (that is, that Loan Agreement dated October 31, 1994, between Borrower and GENEL).

     3. MODIFICATION OF ASSIGNMENT OF RENTS. The Assignment of Rents is hereby modified and amended as follows:

          (a) REFERENCE TO DOCUMENTS. Section 2(b)(ii) of the Assignment of Rents is hereby amended and restated as follows:

               "(ii) interest, principal or other amounts payable to GENEL pursuant to:

                    (A) the Loan Agreement dated October 31, 1994, between GENEL and Assignor (the "LOAN AGREEMENT");

                    (B) the following Promissory Notes (collectively, and as
               amended, the "NOTE"):

                         (i) Promissory Note dated April 1, 1992, in the stated
                    principal amount of $24,000,000, executed by Assignor, bearing interest and being payable to the order of General Electric Capital Corporation ("GECC"), and endorsed payable to the order of GENEL, as modified by the First Modification Agreement (the "FIRST MODIFICATION") dated May 27, 1993 between Assignor, GECC, and American Retirement Corporation ("ARC") and recorded in Volume 11097, Page 1062, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 11954, Page 2231, et seq., of the Real Property Records of Travis County, Texas, as further modified by the Second Renewal, Extension and Modification Agreement (the "SECOND MODIFICATION") dated June 14, 1994, between Assignor, GENEL, and ARC, and recorded in Volume 11620, Page 0230, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0555, et seq., of the Real Property Records of Travis County, Texas, and as further modified by the Third Renewal, Extension and Modification Agreement (the "THIRD MODIFICATION") dated October 31, 1994, between Assignor, GENEL and ARC; and

                         (ii) Promissory Note dated October 14, 1994, in the
                    stated principal amount of $49,000,000, executed by Assignor, bearing interest and being payable to the order of GENEL as therein provided; and

                    (C) the following deeds of trust: (i) First Deed of Trust
               and Security Agreement dated April 1, 1992, executed by Assignor in favor of GECC, the interest of GECC herein having been assigned to GENEL under that Assignment of Note, Liens and Other Security Documents dated as of June 14, 1994 between GECC and GENEL, and recorded in Volume 11620, Page 0222, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0548, et seq., of the Real Property Records of Travis County, Texas, as amended by the First Modification, the Second Modification, and the Third Modification and (ii) Second Deed of Trust and Security Agreement dated October 31, 1994, executed by Assignor in favor of GENEL (collectively, the "DEED OF TRUST")."

     4. MODIFICATION OF SECURITY DOCUMENTS. The other Security Documents are modified to provide that all references to the "Loan Agreement" shall mean the Loan Agreement dated October 31, 1994 between GENEL and Borrower and that all references therein to the "Note" or the like shall mean, collectively, (a) the Promissory Note dated April 1, 1992, in the stated principal amount of $24,000,000, executed by Borrower, bearing interest and being payable to the order of GECC, endorsed payable to the order of GENEL, as modified by (i) the First Modification Agreement, dated as of May 27, 1993 between GECC, Borrower and Original Guarantor, and recorded in Volume 11097, Page 1062, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 11954, Page 2231, et seq., of the Real Property Records of Travis County, Texas, (ii) the Second Modification and (iii) this Agreement, and (b) Promissory Note, of even date herewith, in the stated principal amount of $49,000,000 executed by Borrower, bearing interest and being payable to the order of GENEL as therein provided.

     5. LIENS. In conjunction with the renewal, extension and modification of the Note, the Deed of Trust, the Assignment of Rents, and the other Security Documents, Borrower hereby agrees that such modification shall in no manner affect or impair the Note (except to the extent renewed, extended and amended hereby) or the liens, assignments and security interests under the Deed of Trust and the other Security Documents, and that said liens, assignments and security interests shall not in any manner be waived, the purpose of this Agreement being simply to modify the Note and the other Security Documents, and Borrower further agrees that, as modified by this Agreement and heretofore modified in writing, all terms and provisions of the Note, the Deed of Trust, the Assignment of Rents, and the other Security Documents shall be and remain in full force and effect as therein written.

     6. NO DEFENSES. Borrower and Guarantor hereby covenant and warrant that GENEL is not in default in the performance of any of its obligations or warranties under the Security Documents, that there are no defenses, counterclaims or offsets to the Security Documents, and that all of the provisions of the Security Documents are in full force and effect.

     7. COSTS. Borrower agrees to pay all costs incurred in connection with the execution and consummation of this Agreement, including but not limited to, all recording costs and the fees and expenses of GENEL's counsel.

     8. ACKNOWLEDGMENT AND CONSENT OF GUARANTOR. Guarantors hereby (a) acknowledge and consent to all of the terms and conditions of this Agreement,
(b) ratify and confirm the Guaranty to and for the benefit of Lender, and (c) acknowledge that the Guaranty is valid and in full force and effect and is subject to no claims, defenses, or off-sets. Further, Guarantors agree that nothing contained in this Agreement shall adversely affect any right or remedy of Lender under the Guaranty and that with respect to the Guaranty all references to any of the Security Documents in the Guaranty shall mean such documents as amended by this Agreement; that the execution and delivery of this Agreement shall in no way change or modify their obligations as Guarantors pursuant to the Guaranty; and that the execution and delivery of any agreements by Borrower and Lender shall not constitute a waiver by Lender of any of Lender's rights against Guarantors, and (d) waive all claims, defenses, and rights of offset that they may have against their obligations thereunder as of the date hereof, if any, whether known or unknown, whether arising under tort, contract, at law, or in equity.

     9. MAXIMUM AMOUNT. All agreements between Borrower and GENEL, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder of the Note exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder of the Note in excess of the maximum lawful amount, the interest payable to the holder of the Note shall be reduced to the maximum amount permitted by applicable law; and if from any circumstance the holder of the Note shall ever receive anything of value deemed interest by applicable law, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Note, and not to the payment of interest, or if such excessive interest exceeds such unpaid balance of principal of the Note, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note (including the period of any renewal or extension thereof), so that the interest on the Note shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between Borrower and the holder of the Note.

     EXECUTED as of the date and year first recited above.

GUARANTORS:                      AMERICAN RETIREMENT CORPORATION,
                                 a Tennessee corporation


                                 By:
                                      -----------------------------------
                                        James T. Money

                                        Executive Vice President


                                 ARC FORT AUSTIN PROPERTIES, INC., a
                                 Tennessee corporation


                                 By:
                                     ----------------------------------
                                        James T. Money
                                        Executive Vice President

                                 FORT AUSTIN ASSOCIATES LIMITED
                                 PARTNERSHIP, a Texas limited partnership

                                 By:   ARC Fort Austin Properties, Inc.,
                                       a Tennessee corporation, its Managing
                                       General Partner


                                        By:
                                             -----------------------------
                                                James T. Money
                                                Executive Vice President


BORROWER:                       FORT AUSTIN LIMITED PARTNERSHIP, a
                                Texas limited partnership

                                By: Fort Austin Associates Limited Partnership,
                                    a Texas limited partnership,
                                    General Partner

                                     By:  ARC Fort Austin Properties, Inc.,
                                          a Tennessee corporation, Managing
                                          General Partner


                                          By:
                                              --------------------------
                                                James T. Money
                                                Executive Vice President

LENDER:                          GENEL COMPANY, INC., an Oregon corporation


                                 By:
                                     --------------------------------------
                                         Barry P. Skolnick
                                         Senior Investment Manager

STATE OF TEXAS        ss.
                            ss.
COUNTY OF DALLAS            ss.

         This instrument was acknowledged before me on October ___, 1994, by James T. Money, Executive Vice President of AMERICAN RETIREMENT CORPORATION, a Tennessee corporation, on behalf of said corporation.


(SEAL)
                                         -------------------------------------
                                         Notary Public, State of Texas


                                         -------------------------------------
                                         Printed name of notary
                                         My Commission Expires:
                                                               ---------------



STATE OF TEXAS        ss.
                            ss.
COUNTY OF DALLAS            ss.

         This instrument was acknowledged before me on October ___, 1994, by James T. Money, Executive Vice President of ARC FORT AUSTIN PROPERTIES, INC., a Tennessee corporation, on behalf of said corporation.


(SEAL)
                                         -------------------------------------
                                         Notary Public, State of Texas


                                         -------------------------------------
                                         Printed name of notary
                                         My Commission Expires:
                                                               ---------------

STATE OF TEXAS        ss.
                            ss.
COUNTY OF DALLAS            ss.

         This instrument was acknowledged before me on October ___, 1994, by James T. Money, Executive Vice President of ARC Fort Austin Properties, Inc., a Tennessee corporation and Managing General Partner of FORT AUSTIN ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said corporation and limited partnership.


(SEAL)
                                         -------------------------------------
                                         Notary Public, State of Texas


                                         -------------------------------------
                                         Printed name of notary
                                         My Commission Expires:
                                                               ---------------



STATE OF TEXAS        ss.
                            ss.
COUNTY OF DALLAS            ss.

         This instrument was acknowledged before me on October ___, 1994, by James T. Money, Executive Vice President of ARC Fort Austin Properties, Inc., a Tennessee corporation, the Managing General Partner of Fort Austin Associates Limited Partnership, a Texas limited partnership, the General Partner of FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said Tennessee corporation and Texas limited partnerships.


(SEAL)
                                         -------------------------------------
                                         Notary Public, State of Texas


                                         -------------------------------------
                                         Printed name of notary
                                         My Commission Expires:
                                                               ---------------

STATE OF TEXAS        ss.
                            ss.
COUNTY  OF  DALLAS          ss.

         This instrument was acknowledged before me on October ___, 1994, by Barry P. Skolnick, Senior Investment Manager of GENEL COMPANY, INC., an Oregon corporation, on behalf of said corporation.


                                         -------------------------------------
                                         Notary Public, State of Texas

                                         My Commission Expires:
                                                               ---------------

                                         -------------------------------------
                                         Printed Name of Notary




               [For purposes of reference, copies of the Note, the
                 First Modification and the Second Modification
                              are attached hereto.]

                          FOURTH RENEWAL, EXTENSION AND
                             MODIFICATION AGREEMENT

     This Fourth Renewal, Extension and Modification Agreement (this "AGREEMENT") is executed as of January ___, 1996 among AMERICAN RETIREMENT CORPORATION, a Tennessee corporation, and ARC FORT AUSTIN PROPERTIES, INC., a Tennessee corporation (collectively, "GUARANTORS" and each a "GUARANTOR"), FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC").


                                    RECITALS:

     A. GECC and Borrower entered into that Loan Agreement dated as of April 1, 1992 (the "ORIGINAL LOAN AGREEMENT"), in which GECC made a loan (the "LOAN") to Borrower in the amount of TWENTY FOUR MILLION AND NO/100 DOLLARS ($24,000,000.00), as evidenced by the Promissory Note of even date therewith, in the stated principal amount of $24,000,000, executed by Borrower and payable to the order of GECC as therein provided (the "NOTE");

     B. The indebtedness evidenced by the Note is secured by, among other things, (i) that First Deed of Trust and Security Agreement dated as of April 1, 1992 (the "DEED OF TRUST"), executed by Borrower to Michael R. Boulden, Trustee, recorded at Volume 10585, Page 1351, et seq., of the Real Property Records of Tarrant County, Texas, and at Volume 11656, Page 0625, et seq., of the Real Property Records of Travis County, Texas, and encumbering (a) the real property and improvements described therein and known as the Broadway Plaza at Cityview Retirement Community located in the City of Fort Worth, Tarrant County, Texas ("BROADWAY") and (b) the real property and improvements known as the Summit at Westlake Retirement Community in the City of Austin, Travis County, Texas ("SUMMIT") (collectively, the "MORTGAGED PROPERTY"), and (i) that Assignment of Rents and Leases dated April 1, 1992 (the "ASSIGNMENT OF RENTS"), executed by Borrower and recorded in Volume 10585, Page 1435, et seq., of the Real Property Records of Tarrant County, and in Volume 11656, Page 0665, et seq., of the Real Property Records of Travis County, Texas, assigning to GECC all of the rents and leases of Broadway and Summit;

     C. American Retirement Corporation, a Tennessee corporation ("ORIGINAL GUARANTOR") executed and delivered to GECC the Guarantee, dated as of April 1, 1992, guaranteeing to GECC the payment and performance of certain obligations and liabilities of Borrower under the Loan and the Security Documents (as hereinafter defined) (the "ORIGINAL GUARANTEE");

     D. The Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents, the Original Guarantee, and all other documents or instruments evidencing, governing, securing, or otherwise pertaining to the Loan are collectively referred to herein as the "ORIGINAL SECURITY DOCUMENTS";

     E. GECC, Borrower and American Retirement Corporation entered into that First Modification Agreement dated May 27, 1993 (the "FIRST MODIFICATION"), recorded in Volume 11097, Page 1062, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 11954, Page 2231, et seq., of the Real Property Records of Travis County, Texas, modifying and amending the Original Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents and the other Original Security Documents;

     F. GECC and GENEL Company, Inc. ("GENEL") entered into that Assignment of Note, Liens and Other Security Documents, dated as of June 14, 1994, and recorded at Volume 11620, Page 0222, et seq., of the Real Property Records of Tarrant County, Texas and at Volume 12209, Page 0548, et seq., of the Real Property Records of Travis County, Texas, whereby GECC assigned all of its right, title and interest in the Original Security Documents to GENEL, and GENEL became the owner and holder of the Note, "Beneficiary" of the Deed of Trust, and became substituted in all respects for GECC under the Assignment of Rents and the other Original Security Documents;

     G. GENEL, Borrower, Guarantors and Fort Austin Associates Limited Partnership ("FORT AUSTIN") entered into that Second Renewal, Extension and Modification Agreement dated as of June 14, 1994 (the "SECOND MODIFICATION"), recorded in Volume 11620, Page 0230, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0555, et seq., of the Real Property Records of Travis County, Texas, modifying and amending the Note, the Deed of Trust, the Assignment of Rents and other Original Security Documents and providing for, among other things, financing by GENEL for Borrower's acquisition and development of the Santa Catalina Villas Retirement Community located in the City of Tucson, Pima County, Arizona ("SANTA CATALINA"), the satisfaction of certain second lien indebtedness on Summit and Broadway, and the replacement of
(a) the Original Loan Agreement with that Loan Agreement, dated as of June 14, 1994, between GENEL and Borrower (the "FIRST REPLACEMENT LOAN AGREEMENT") and
(b) the Original Guarantee with that Unconditional Guaranty of Payment and Performance, dated as of June 14, 1994, executed by Guarantors and Fort Austin for the benefit of GECC (the "FIRST REPLACEMENT GUARANTEE");

     H. GENEL, Borrower, Guarantors and Fort Austin entered into that Third Renewal, Extension and Modification Agreement dated as of October 31, 1994 (the "THIRD MODIFICATION"), recorded in Volume 11777, Page 2053, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12305, Page 102, et seq., of the Real Property Records of Travis County, Texas, modifying and amending the Note, the Deed of Trust, the Assignment of Rents, and the other Original Security Documents, and providing for, among other things, financing to Borrower for its acquisition of the Parkplace Retirement Community located in the City of Denver, Denver County, Colorado ("PARKPLACE"), The Hampton at Post Oak Road Retirement Community located in the City of Houston, Harris County, Texas ("HAMPTON"), and the Westlake Village Retirement Community located in the City of Westlake, Cuyahoga County, Ohio ("WESTLAKE"; Broadway,

Summit, Santa Catalina, Parkplace, Hampton, and Westlake being herein collectively called the "MORTGAGED PROPERTY"), and the replacement of (a) the First Replacement Loan Agreement with that Loan Agreement dated as of October 31, 1994 between GENEL and Borrower (the "SECOND REPLACEMENT LOAN AGREEMENT"), and (b) the First Replacement Guarantee with that Unconditional Guaranty of Payment and Performance, dated as of October 31, 1994, executed by Guarantors and Fort Austin for the benefit of GENEL (the "SECOND REPLACEMENT GUARANTEE");

     I. GENEL and GECC entered into that Assignment of Note, Liens and Other Security Documents, dated of even date herewith, whereby GENEL assigned all of its right, title and interest in the Original Security Documents to GECC and GECC became the owner and holder of the Note, "Beneficiary" under the Deed of Trust, and became substituted in all respects for GENEL under the Assignment of Rents and other Original Security Documents. As used herein, "SECURITY DOCUMENTS" shall include the Original Security Documents, as modified and replaced by the First Modification, the Second Modification, the Third Modification, this Agreement, the Guaranty (as hereinafter defined) and the Loan Agreement (as hereinafter defined); and

     J. Borrower and Guarantors have requested GECC to commit to extend additional financing to Borrower for its acquisition and development of additional senior living facilities, and in further renewal and extension of second lien indebtedness on Summit and Broadway and extension of the indebtedness on Santa Catalina, Hampton, Parkplace and Westlake, and GECC has agreed to extend the additional financing subject to, among other conditions, execution and delivery by Borrower of (a) that Loan Agreement of even date herewith between GECC and Borrower, in substitution for the Second Replacement Loan Agreement, with respect to the Loan, as modified to include said additional financing (the "LOAN AGREEMENT"), (b) the Unconditional Guaranty of Payment and Performance of even date herewith executed by Guarantors, American Retirement Communities, L.L.C., and American Retirement Communities, L.P. for the benefit of GECC, in substitution of the Second Replacement Guaranty (the "GUARANTY"), and (c) certain modifications and amendments of the Note, the Deed of Trust and the other Original Security Documents, as amended or replaced to date, as hereinafter provided.

                                   AGREEMENTS:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GECC, Borrower and Guarantors hereby modify and amend the Note, the Deed of Trust, the Assignment of Rents and the other Security Documents as follows:

     1. MODIFICATION OF THE NOTE. The Note is hereby amended and modified as follows:

          (a) RENEWAL AND EXTENSION. The maturity date of the Note, defined in the Note as the "Maturity Date," is hereby modified and extended so that the outstanding principal balance of the Note and all accrued but unpaid interest thereon shall be fully due and payable on December 31, 2002. Prior to default or maturity, interest on the unpaid principal balance of the Note shall accrue and be payable as provided in the Loan Agreement. Borrower hereby renews the indebtedness evidenced by the Note and promises to pay to the order of GECC the unpaid principal balance of the Note plus all accrued but unpaid interest and charges thereon in accordance with the Note and the Loan Agreement.

          (b) PAYMENT TERMS. From and after the date hereof, interest and principal of this Note shall be payable as set forth in the Loan Agreement. The entire principal amount of this Note, together with all accrued but unpaid interest thereon, any and all unpaid late charges, and all other Maturity Obligations (defined below) shall be due and payable to GECC on December 31, 2002 (the "MATURITY DATE").

          (c) DEFINED TERMS. Defined terms in the Note are hereby modified and amended effective on the date of this Agreement as follows:

               (1) The definition of "LOAN AGREEMENT" is amended to mean and refer solely to the Loan Agreement dated January ___, 1996 between GECC and Borrower.

               (2) The definition of "MATURITY OBLIGATIONS" is amended and restated as follows:

                    As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount of this Note and that Promissory Note dated as of January ___, 1996, in the stated principal amount of $73,500,000, executed by Borrower, bearing interest and being payable to the order of GECC (the "OTHER NOTE"), together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder and under the Mortgage, the Other Security Documents, and all documents evidencing, governing, securing or otherwise pertaining to the indebtedness evidenced by the Other Note.

     2. MODIFICATION OF DEED OF TRUST. The Deed of Trust is hereby modified and amended as follows:

          (a) CROSS-DEFAULT. Section 2.01(v) is amended and restated as follows::

               "; or (v) default when and as the same shall become due and payable of any payment of principal or interest on Promissory Note dated January ___, 1996, in the stated principal amount of $73,500,000 executed by the Grantor, bearing interest and being payable to the order of General Electric Capital Corporation as therein provided; whether by maturity or acceleration, which default has continued for a period of five (5) days, except such five (5) day grace period shall not be allowed for payments becoming due and owing by reason of acceleration."

          (b) GENERAL MODIFICATION. The Deed of Trust is further modified to provide that (1) all references therein to the "Note" or the like shall mean the Note, as modified by this Agreement, and (2) all references to the Loan Agreement shall mean and refer solely to the Loan Agreement (that is, that Loan Agreement dated January ___, 1996, between Borrower and GECC).

     3. MODIFICATION OF ASSIGNMENT OF RENTS. The Assignment of Rents is hereby modified and amended as follows:

          (a) REFERENCE TO DOCUMENTS. Section 2(b)(ii) of the Assignment of Rents is hereby amended and restated as follows:

               "(ii) interest, principal or other amounts payable to GECC pursuant to:

                    (A) the Loan Agreement dated January ___, 1996, between GECC and Assignor (the "LOAN AGREEMENT");

                    (B) the following Promissory Notes (collectively, and as
               amended, the "NOTE"):

                         (i) Promissory Note dated April 1, 1992, in the stated
                    principal amount of $24,000,000, executed by Assignor, bearing interest and being payable to the order of General Electric Capital Corporation ("GECC"), as modified by the First Modification Agreement (the "FIRST MODIFICATION") dated May 27, 1993 among Assignor, GECC, and American Retirement Corporation ("ARC") and recorded in Volume 11097, Page 1062, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 11954, Page 2231, et seq., of the Real Property Records of Travis County, Texas, as endorsed payable to the order of GENEL Company, Inc. ("GENEL"), as further modified by the Second Renewal, Extension and Modification Agreement (the "SECOND MODIFICATION") dated June 14, 1994, among Assignor, GENEL, and ARC, recorded in Volume 11620, Page 0230, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0555, et seq., of the Real Property Records of Travis County, Texas, as further modified by the Third Renewal, Extension and Modification Agreement (the "THIRD MODIFICATION") dated October 31, 1994, among Assignor, GENEL, ARC, ARC Fort Austin Properties, Inc. ("ARC FORT AUSTIN") and Fort Austin Associates Limited Partnership ("FORT AUSTIN ASSOCIATES") and recorded in Volume 11777, Page 2035, et seq. of the Real Property Records of Tarrant County, Texas and in Volume 12305, Page 141, et seq., of the Real Property Records of Travis County, Texas, as endorsed by GENEL payable to the order of GECC, and as further modified by the Fourth Renewal, Extension and Modification Agreement dated January ___, 1996 among Assignor, GECC, ARC, ARC Fort Austin and Fort Austin Associates (the "FOURTH MODIFICATION"), and

                         (ii) Promissory Note dated January ___, 1996, in the
                    stated principal amount of $73,500,000, executed by Assignor, bearing interest and being payable to the order of GECC as therein provided; and

                    (C) the following deeds of trust: (i) First Deed of Trust
               and Security Agreement dated April 1, 1992, executed by Assignor in favor of GECC, as amended by the First Modification, the interest of GECC herein having been assigned to GENEL under that Assignment of Note, Liens and Other Security Documents dated as of June 14, 1994 between GECC and GENEL, and recorded in Volume 11620, Page 0222, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 12209, Page 0548, et seq., of the Real Property Records of Travis County, Texas, as further amended by the Second Modification and the Third Modification, as reassigned to GECC under that Assignment of Note, Liens and Other Security Documents dated as of January __, 1996 between GENEL and GECC, and as further modified under the Fourth Modification, and
               (ii) Second Deed of Trust and Security Agreement dated January ___, 1996, executed by Assignor in favor of GECC (collectively, the "DEED OF TRUST")."

     4. MODIFICATION OF SECURITY DOCUMENTS. The other Security Documents are modified to provide that all references to the "Loan Agreement" shall mean the Loan Agreement dated January ___, 1996 between GECC and Borrower and that all references therein to the "Note" or the like shall mean, collectively, (a) the Promissory Note dated April 1, 1992, in the stated principal amount of $24,000,000, executed by Borrower, bearing interest and being payable to the order of GECC, endorsed payable to the order of GENEL, as modified by (i) the First Modification, (ii) the Second Modification, and (iii) the Third Modification, as endorsed by GENEL payable to the order of GECC and as further modified by this Agreement, and (b) Promissory Note, of even date herewith, in the stated principal amount of $73,500,000 executed by Borrower, bearing interest and being payable to the order of GECC as therein provided.

     5. LIENS. In conjunction with the renewal, extension and modification of the Note, the Deed of Trust, the Assignment of Rents, and the other Security Documents, Borrower hereby agrees that such modification shall in no manner affect or impair the Note (except to the extent renewed, extended and amended hereby) or the liens, assignments and security interests under the Deed of Trust and the other Security Documents, and that said liens, assignments and security interests shall not in any manner be waived, the purpose of this Agreement being simply to modify the Note and the other Security Documents, and Borrower further agrees that, as modified by this Agreement and heretofore modified in writing, all terms and provisions of the Note, the Deed of Trust, the Assignment of Rents, and the other Security Documents shall be and remain in full force and effect as therein written.

     6. NO DEFENSES. Borrower and Guarantors hereby covenant and warrant that neither GENEL nor GECC is in default in the performance of any of its obligations or warranties under the Security Documents, that there are no defenses, counterclaims or offsets to the Security Documents, and that all of the provisions of the Security Documents are in full force and effect.

     7. COSTS. Borrower agrees to pay all costs incurred in connection with the execution and consummation of this Agreement, including but not limited to, all recording costs and the fees and expenses of GECC's counsel.

     8. ACKNOWLEDGMENT AND CONSENT OF GUARANTOR. Guarantors hereby (a) acknowledge and consent to all of the terms and conditions of this Agreement,
(b) ratify and confirm the Guaranty to and for the benefit of GECC, and (c) acknowledge that the Guaranty is valid and in full force and effect and is subject to no claims, defenses, or off-sets. Further, Guarantors agree that nothing contained in this Agreement shall adversely affect any right or remedy of GECC under the Guaranty and that with respect to the Guaranty all references to any of the Security Documents in the Guaranty shall mean such documents as amended by this Agreement; that the execution and delivery of this Agreement shall in no way change or modify their obligations as Guarantors pursuant to the Guaranty; and that the execution and delivery of any agreements by Borrower and GECC shall not constitute a waiver by GECC of any of GECC's rights against Guarantors, and (d) waive all claims, defenses, and rights of offset that they may have against their obligations thereunder as of the date hereof, if any, whether known or unknown, whether arising under tort, contract, at law, or in equity.

     9. MAXIMUM AMOUNT. All agreements between Borrower and GECC, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder of the Note exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder of the Note in excess of the maximum lawful amount, the interest payable to the holder of the Note shall be reduced to the maximum amount permitted by applicable law; and if from any circumstance the holder of the Note shall ever receive anything of value deemed interest by applicable law, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Note, and not to the payment of interest, or if such excessive interest exceeds such unpaid balance of principal of the Note, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note (including the period of any renewal or extension thereof), so that the interest on the Note shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between Borrower and the holder of the Note.

     EXECUTED as of the date and year first recited above.

GUARANTORS:                        AMERICAN RETIREMENT CORPORATION,
                                   a Tennessee corporation


                                   By: /s/ W. E. Sheriff
                                      ---------------------------------------
                                         W. E. Sheriff
                                         Chief Executive Officer

                                   ARC FORT AUSTIN PROPERTIES, INC., a
                                   Tennessee corporation


                                   By: /s/ W. E. Sheriff
                                      ---------------------------------------
                                         W. E. Sheriff
                                         Chief Executive Officer


BORROWER:                          FORT AUSTIN LIMITED PARTNERSHIP, a
                                   Texas limited partnership


                                   By:  ARC FORT AUSTIN PROPERTIES, INC.,
                                        a Tennessee corporation, General Partner


                                        By: /s/ W. E. Sheriff
                                            ---------------------------------
                                              W. E. Sheriff
                                              Chief Executive Officer



LENDER:                            GENERAL ELECTRIC CAPITAL
                                   CORPORATION, a New York corporation


                                   By: /s/ Barry P. Skolnick
                                      ---------------------------------------
                                         Barry P. Skolnick
                                         Senior Investment Manager

STATE OF ________              ss.
                               ss.
COUNTY OF ________             ss.

     This instrument was acknowledged before me on January ___, 1996, by W. E. Sheriff, Chief Executive Officer of AMERICAN RETIREMENT CORPORATION, a Tennessee corporation, on behalf of said corporation.


(SEAL)
                                       --------------------------------------
                                       Notary Public, State of
                                                              ---------------

                                       Printed name of notary
                                       My Commission Expires:
                                                             ----------------




STATE OF __________            ss.
                               ss.
COUNTY OF ___________          ss.

     This instrument was acknowledged before me on January ___, 1996, by W. E. Sheriff, Chief Executive Officer of ARC FORT AUSTIN PROPERTIES, INC., a Tennessee corporation, on behalf of said corporation.


(SEAL)
                                       --------------------------------------
                                       Notary Public, State of
                                                              ---------------

                                       --------------------------------------
                                       Printed name of notary
                                       My Commission Expires:
                                                             ----------------

STATE OF _________             ss.
                               ss.
COUNTY OF ________             ss.

     This instrument was acknowledged before me on January __, 1996 by W. E. Sheriff, Chief Executive Officer of ARC Fort Austin Properties, Inc., a Tennessee corporation and General Partner of FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said Tennessee corporation and said Texas limited partnership.


(SEAL)
                                       --------------------------------------
                                       Notary Public, State of Texas

                                       --------------------------------------
                                       Printed name of notary
                                       My Commission Expires:
                                                             ----------------


STATE OF TEXAS                 ss.
                               ss.
COUNTY  OF  DALLAS             ss.

     This instrument was acknowledged before me on January ___, 1996, by Barry
P. Skolnick, Senior Investment Manager of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, on behalf of said corporation.


                                       --------------------------------------
                                       Notary Public, State of Texas

                                       My Commission Expires:
                                                             ----------------

                                       --------------------------------------
                                       Printed name of Notary



               [For purposes of reference, copies of the Note, the
                 First Modification and the Second Modification
                              are attached hereto.]